INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
INCOME TAXES

The Company has incurred net operating losses (“NOLs”) since inception. As of December 31, 2011, the Company had NOL carryforwards available through 2030 of approximately $66.0 million to offset its future income tax liability. The NOL carryforwards began to expire in 2008. The Company has recorded a valuation allowance for all deferred tax assets related to the NOLs. Utilization of existing NOL carryforwards may be limited in future years based on significant ownership changes. The Company is in the process of analyzing its NOLs and has not determined if it has had any change of control issues that could limit the future use of NOL.

Components of deferred taxes are as follows at December 31 (in thousands):

	2011	2010
Deferred tax assets:
Net operating loss carryforwards	$ 25,095	$23,651
Deferred tax liabilities:
Intangible assets and other	-	980
	25,095	24,631
Valuation allowance	(25,095)	(24,631)
	$0	$0

The following is a summary of the items that caused recorded income taxes to differ from taxes computed using the statutory federal income tax rate for the years ended December 31:

	2011	2010
Statutory federal tax rate	34%	34%
State taxes, net of federal benefit	4	4
Nondeductible expenses	-	-
Valuation allowance	(38)	(38)
	0%	0%